FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934
                Date of Report: October 25, 1995

                           CALTON, INC.
     (Exact name of registrant as specified in its charter)


          New Jersey          1-8846         22-243361
     (State or other          (Commission    (IRS Employer
     jurisdiction of          File Number)   Identification Number)


                         500 Craig Road
                   Manalapan, New Jersey 07726
  (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (908) 780-1800




     Anthony J. Caldarone, a director of Calton, Inc., resigned his position effective October 24, 1995.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Calton, Inc.
                                  (Registrant)




                                  By:  /s/ Bradley A. Little
                                  Bradley A. Little
                                  Senior Vice President
                                  of Calton, Inc.


      Date: October 25, 1995